[MONTGOMERY LOGO]

        Montgomery Street
        Income Securities







        Semiannual Report
        June 30, 2001








                                                                     SCUDDER
                                                                   INVESTMENTS

Letter to Stockholders
--------------------------------------------------------------------------------

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191

Dear Stockholder:

The investments of Montgomery Street Income Securities, Inc., (the "fund") produced a total return based on net asset value (NAV) of 4.11% for the six-month period ended June 30, 2001. The total NAV return of the fund outpaced the unmanaged Lehman Brothers Aggregate Bond Index, a benchmark we use for comparative purposes, which posted a return of 3.61% for the same period. The return of the fund's NYSE-traded shares was 10.45% for the six months ended June 30, 2001. Compared to its Lipper peer group (Closed End Corporate Debt Funds BBB-Rated) the fund finished in the top 27% based on total NAV return for the one-year period ended June 30, and is in the top 34%, 40%, and 29% over the three-, five-, and ten-year periods, respectively.^1

The June 30, 2001, NAV per share was $19.24, versus $18.83 on December 31, 2000, while its market price stood at $18.85 on June 30, 2001, compared to $17.38 on December 31, 2000. The market price discount of the shares, as a percentage of NAV, was 2.0% on June 30, versus 7.7% at the beginning of the calendar year. The fund paid a quarterly dividend of $0.33 with a record date of April 23, 2001 and a payable date of April 30, 2001.

Economic Conditions

The U.S. economy has been in the doldrums throughout 2001, as the powerful growth of late 1999 and early 2000 has abruptly reversed course. Industrial production has declined, unemployment has risen, and corporate earnings have weakened considerably. Key factors behind the downturn include rising oil prices, the Fed's decision to boost short-term interest rates early in 2000, and an unsustainable boom in spending on technology products that has since reversed (leaving the tech sector awash in inventory). The lone bright spot has been consumer spending, which has helped to keep the

^1 The fund ranked 4, 5, 6, and 4 for the 1-, 3-, 5-, and 10- year periods as of June 30, 2001. There were 14, 14, 14, and 13 funds, respectively, in Lipper's Corporate Debt Funds BBB-Rated category in these periods. Performance includes reinvestment of any dividends and capital gains and is no guarantee of future results.

economy afloat even as the pace of layoffs has accelerated. (Consumption is two-thirds of the economy, and sets the pace for all gross domestic product, or
GDP). The housing market has also been strong, as low interest rates have attracted buyers.

Although the first half of 2001 has brought one of the worst periods for the economy since the early 1990s, market participants have remained relatively optimistic on its prospects. The reason for the relatively high level of confidence is two-fold. First, the Federal Reserve has been exceptionally aggressive in cutting short-term interest rates. As of mid-July, the Federal Funds rate stood at 3.75%, compared to 6.50% at the beginning of the year. This stands as one of the sharpest drops in history. Since economic activity generally picks up anywhere from six to twelve months after rate cuts begin, investors have been encouraged that the downturn will be short-lived. The second key factor is the tax cut package that was passed in April, which will deliver $40 billion worth of rebate checks to consumers in addition to lowering income tax rates in the second half of the year. As a result of these actions, market participants are anticipating a rebound and are watching economic data closely for signs of a recovery. Although the numbers have not yet provided any hard evidence that the economy has indeed begun to improve, the consensus view is that an acceleration of growth is inevitable due to the stimulus that should be provided by lower interest rates and reduced taxes.

Bond Market Performance

Looking at Treasuries first, the most notable event of the first half of the year was the steepening of the yield curve. The "yield curve" is a graph (see below) showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates. In the chart below, the dashed line shows where rates stood on the final business day of 2000. The fact that short-term yields were high while longer-term yields were low (an "inversion" of the yield curve) indicated that while the short-term rates set by the Fed were still high, the market had begun to anticipate slower growth and lower rates in

--------------------------------------------------------------------------------
 Treasury Yield Curve:  Recent History
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                       6/30/00               12/29/00               6/30/01

              1 Yr      6.05                   5.360                 3.63
              2 Yrs     6.36                   5.1                   4.24
              5 Yrs     6.19                   4.97                  4.95
             10 Yrs     6.03                   5.11                  5.41
             30 Yrs     5.9                    5.46                  5.76

--------------------------------------------------------------------------------
Source: Zurich Scudder Investments, Inc.
Performance is historical and does not guarantee future results.

the future. (Yields tend to reflect expectations for the future, rather than the present). During the first half of 2001, the Fed's sharp rate cuts allowed the "short end" of the yield curve to fall. At the same time, expectations for a rebound in growth led to an increase in longer-term yields. As a result, the two-year note posted a total return of 3.63% in the first half of the year, while the ten-year note returned -0.50%.

Outside of the Treasury area, corporate bonds generally produced strong performance despite slower earnings and rising default rates. The strongest gains occurred among lower quality investment grade issues, while higher grade bonds and high yield issues tended to lag. Corporates were boosted by the fact that their relative value had become extremely attractive by December of 2000, attracting buyers early in the year. In addition, sentiment in the corporate market has been boosted by a strong uptick in issuance and hopes that the economy will rebound in the second half of the year. Mortgage-backed issues also performed well relative to Treasuries, but not nearly as well as corporates.

Portfolio Strategy

As of June 30, the portfolio was overweight relative to the Lehman Brothers Aggregate Bond Index -- in corporates and mortgage-backed securities and underweight in Treasuries. (Please see "Sector Distribution" chart on page 6.) Within the corporate area, we are raising the portfolio's weighting in cyclical industries (such as autos and paper) and broadening its sector exposure. We have also been moving down the quality spectrum over the course of the year. 23.8% of the fund's net assets are in high-yield securities as of June 30, but the fund's average credit quality stands at A3 (Moody's rating) due to our positions in government securities. We will look to add to the portfolio's position in corporates as opportunity permits, based on our belief that yields are compelling on a historical basis. The chart below shows the quality distribution of the portfolios as of June 30, 2001.

--------------------------------------------------------------------------------
  Quality Distribution
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------
Cash               -14.4
Government/Agency   29.7
AAA                  5.6
AA                   5.3
A                   14.9
BBB                 37.2
BB                  15.6
B                    6.1

As of June 30, 2001.
Holdings are subject to change.

The majority of our position in mortgages has been purchased through the use of leverage, or borrowed money. This allows us to earn the difference between the rate at which we borrow and the rate we earn on the fund's mortgage holdings. As a result, the fund has been able to pay a higher yield. This position consists of GNMA and FNMA issues with 6.5%, 7.0%, and 8.0% coupons.

Duration (interest rate sensitivity) stands at roughly 5.7 years, which is short in relation to the benchmark and neutral relative to the portfolio's peer group. In anticipation of a flatter yield curve (where the difference in yield between 2-year notes and 30-year bonds shrinks), we intend to adopt a "barbell" strategy, where we are overweight in both shorter- and longer-term bonds and underweight in intermediate-term issues.

Outlook

Looking ahead, we intend to remain focused on the corporate area, where the fact that yield spreads are high by historical standards means that the sector may perform better in an environment of stable or rising short-term interest

--------------------------------------------------------------------------------
  Sector Distribution
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------
Cash           -14.4
Treasury         6.3
Agency           2.6
Mortgage        24.3
Asset-Backed     2.1
Industrial      56.4
Utility          9.5
Finance         11.5
International    1.7

As of June 30, 2001.
Sector weightings are subject to change.

rates. Overall, we believe that the mix of securities in the portfolio will allow the portfolio to capitalize on the environment we see emerging in the second half of the year.

Limited Shares Repurchase

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 27,000 shares repurchased during the six-month period ended June 30, 2001, representing 0.26% of the outstanding shares of the fund. Up to 13,000 shares may be repurchased during the third quarter of 2001.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. This Plan also allows you to make additional cash investments in fund shares. We recommend that you consider enrolling in the Plan to build your investments. Scudder Investments Service Company (formerly Kemper Service Company) is the fund's Plan Agent, and the Plan's features are described beginning on page 27 of this report.

Election of Vice President

On July 12, 2001, the fund's Board of Directors elected Ms. Judith A. Hannaway as vice president of the fund.

Please see page 29 for the stockholder meeting results.

Thank you for being a stockholder.

Sincerely,

/s/Victor L. Hymes                                       /s/Harry E. Resis, Jr.

Victor L. Hymes                                          Harry E. Resis, Jr.
President                                                Lead Portfolio Manager


/s/Robert S. Cessine

Robert S. Cessine
Portfolio Manager

--------------------------------------------------------------------------------
This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Investment Objectives
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% -- and be as to any one borrower more than 5% -- of the fund's total assets.

The fund may loan portfolio securities so long as the fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the fund's total assets.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

Investment Portfolio                             as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------
 Short-Term Investments (under 1 year) 5.7%
--------------------------------------------------------------------------------
Federal National Mortgage Association, Discount
  Note, 3.94%**, 7/2/2001                           11,100,000      11,098,785
State Street Bank Repurchase Agreement, 3.93%,
  to be repurchased at $118,026 on 7/2/2001*           118,000         118,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $11,216,785)                     11,216,785
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Intermediate-Term Bonds (1-8 years) 49.1%
--------------------------------------------------------------------------------

U.S. Treasury Obligations 4.5%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 5.625%, 11/30/2002               7,000,000       7,146,580
U.S. Treasury Note, 4.625%, 5/15/2006                1,725,000       1,701,281
--------------------------------------------------------------------------------
                                                                     8,847,861
--------------------------------------------------------------------------------

Foreign Bonds -- U.S.$ Denominated 1.7%
--------------------------------------------------------------------------------
Province of Ontario, 5.5%, 10/1/2008                 1,900,000       1,845,223
Quebec Province, 5.5%, 4/11/2006                     1,500,000       1,477,335
--------------------------------------------------------------------------------
                                                                     3,322,558
--------------------------------------------------------------------------------

Asset Backed 2.0%
--------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Series
  2000-2, A3, 6.46%, 1/15/2004                         850,000         867,851
Citibank Credit Card Issuance Trust, Series
  2000-A1, 6.9%, 10/17/2007                          1,025,000       1,068,723
MBNA Master Credit Card Trust, Series 2000-IA,
  6.9%, 1/15/2008                                    2,000,000       2,088,854
--------------------------------------------------------------------------------
                                                                     4,025,428
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 1.2%
--------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, Series
  1998-C4, 6.21%, 10/15/2008                         2,500,000       2,458,403
--------------------------------------------------------------------------------

Communications 3.9%
--------------------------------------------------------------------------------
Telephone/Communications
American Tower Corp., 9.375%, 2/1/2009               2,000,000       1,865,000
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------
Citizens Communications Co., 8.5%, 5/15/2006         1,925,000       1,963,307
Qwest Communications International, 7.5%,
  11/1/2008                                          2,000,000       2,027,840
TELUS Corp., 7.5%, 6/1/2007                          1,850,000       1,872,403
--------------------------------------------------------------------------------
                                                                     7,728,550
--------------------------------------------------------------------------------

Consumer Discretionary 5.6%
--------------------------------------------------------------------------------
Department & Chain Stores 1.0%
Kmart Corp., 9.875%, 6/15/2008                       2,000,000       1,960,000
--------------------------------------------------------------------------------
Hotels & Casinos 4.6%
International Game Technology, 8.375%, 5/15/2009     1,500,000       1,537,500
Mandalay Resort Group, 9.5%, 8/1/2008                2,000,000       2,092,500
Park Place Entertainment, Inc., 8.5%, 11/15/2006     2,500,000       2,629,928
Tricon Global Restaurants, 7.65%, 5/15/2008          3,000,000       2,932,500
--------------------------------------------------------------------------------
                                                                     9,192,428
--------------------------------------------------------------------------------

Consumer Staples 2.0%
--------------------------------------------------------------------------------
Food & Beverage
Coca-Cola Enterprises, Inc., 8%, 1/4/2005            1,000,000       1,068,900
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009     1,050,000       1,007,633
The Great Atlantic & Pacific Tea Company, Inc.,
  7.7%, 1/15/2004                                    2,000,000       1,802,690
--------------------------------------------------------------------------------
                                                                     3,879,223
--------------------------------------------------------------------------------

Durables 1.4%
--------------------------------------------------------------------------------
Aerospace 1.2%
Lockheed Martin Corp., 7.7%, 6/15/2008               2,250,000       2,355,345
--------------------------------------------------------------------------------
Automobiles 0.2%
Navistar International Corp., 9.375%, 6/1/2006         470,000         477,050
--------------------------------------------------------------------------------

Energy 2.6%
--------------------------------------------------------------------------------
Oilfield Services/Equipment 1.5%
Petroleum Geo-Services, 7.5%, 3/31/2007              3,000,000       2,946,720
--------------------------------------------------------------------------------
Oil & Gas Production 1.1%
Louis Dreyfus Natural Gas Corp., 9.25%, 6/15/2004    2,000,000       2,120,000
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------

Financial 8.6%
--------------------------------------------------------------------------------
Banks 2.7%
Capital One Bank, 6.875%, 2/1/2006                   1,550,000       1,516,458
FleetBoston Financial Corp., 7.25%, 9/15/2005        1,700,000       1,780,444
PNC Funding Corp., 7%, 9/1/2004                      2,000,000       2,068,960
--------------------------------------------------------------------------------
                                                                     5,365,862
--------------------------------------------------------------------------------
Real Estate 0.8%
ProLogis Trust (REIT), 7.05%, 7/15/2006              1,500,000       1,521,285
--------------------------------------------------------------------------------
Other 5.1%
Erac USA Finance Co., 7.35%, 6/15/2008               1,975,000       1,973,835
Federal National Mortgage Association, 5.25%,
   6/15/2006                                         1,600,000       1,576,992
Federal National Mortgage Association, 7%,
  7/15/2005                                          3,325,000       3,513,062
GS Escrow Corp., 7%, 8/1/2003                        3,000,000       2,997,720
--------------------------------------------------------------------------------
                                                                    10,061,609
--------------------------------------------------------------------------------

Manufacturing 4.6%
--------------------------------------------------------------------------------
Diversified Manufacturing 3.6%
Dow Chemical, 7%, 8/15/2005                          2,000,000       2,089,560
Lyondell Chemical Co., 9.875%, 5/1/2007              2,000,000       1,985,000
Tyco International Group SA, 6.25%, 6/15/2003        3,000,000       3,041,220
--------------------------------------------------------------------------------
                                                                     7,115,780
--------------------------------------------------------------------------------
Containers & Paper 1.0%
International Paper Co., 8.125%, 7/8/2005            1,800,000       1,911,024
--------------------------------------------------------------------------------

Media 3.6%
--------------------------------------------------------------------------------
Broadcasting and Entertainment 0.9%
British Sky Broadcasting, 6.875%, 2/23/2009          2,000,000       1,830,960
--------------------------------------------------------------------------------
Cable Television 2.7%
CSC Holdings, Inc., 7.875%, 12/15/2007               2,000,000       2,006,898
Charter Communication Holdings LLC, 8.25%,
  4/1/2007                                           2,000,000       1,895,000
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------
Comcast UK Cable Partners Ltd., 11.2% to
  11/15/2007                                         2,000,000       1,360,000
--------------------------------------------------------------------------------
                                                                     5,261,898
--------------------------------------------------------------------------------

Service Industries 2.4%
--------------------------------------------------------------------------------
Environmental Services 1.3%
Waste Management, Inc., 8%, 4/30/2004                2,500,000       2,607,350
--------------------------------------------------------------------------------
Miscellaneous Commercial Services 1.1%
Avis Group Holdings, Inc., 11%, 5/1/2009             2,000,000       2,232,500
--------------------------------------------------------------------------------

Utilities 5.0%
--------------------------------------------------------------------------------
Electric Utilities 4.1%
Cleveland Electric/Toledo Edison Co., 7.67%,
  7/1/2004                                           2,000,000       2,068,960
DTE Energy Co., 6.45%, 6/1/2006                      3,000,000       3,019,110
Progress Energy, Inc., 6.75%, 3/1/2006               1,050,000       1,068,890
TXU Corp., 6.375%, 6/15/2006                         1,975,000       1,958,469
--------------------------------------------------------------------------------
                                                                     8,115,429
--------------------------------------------------------------------------------
Natural Gas Distributors 0.3%
KeySpan Corp., 6.15%, 6/1/2006                         550,000         550,523
--------------------------------------------------------------------------------
Water Supply 0.6%
Azurix Corp., 10.375%, 2/15/2007                     1,225,000       1,237,250
--------------------------------------------------------------------------------
Total Intermediate-Term Bonds (Cost $96,467,530)                    97,125,036
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Long-Term Bonds (over 8 years) 63.7%
--------------------------------------------------------------------------------

U.S. Government Pass-Thru 20.7%
--------------------------------------------------------------------------------
Federal National Mortgage Association, 6.5%,
  7/1/2016 (c) (d)                                  13,000,000      13,043,420
Federal National Mortgage Association, 7%,
  7/1/2031 (c) (d)                                  11,965,000      12,026,022
Government National Mortgage Association, 6.5%,
  7/1/2031 (c) (d)                                  14,500,000      14,361,525
Government National Mortgage Association, 8%,
  8/15/2030 (b)                                      1,489,157       1,543,184
--------------------------------------------------------------------------------
                                                                    40,974,151
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------

U.S. Treasury Obligations 1.8%
--------------------------------------------------------------------------------
U.S. Treasury Note, 5%, 2/15/2011                    3,615,000       3,507,092
--------------------------------------------------------------------------------

Asset Backed 2.2%
--------------------------------------------------------------------------------
Asset Securitization Corp., Series 1997-D4 A1C,
  7.42%, 4/14/2029                                   4,250,000       4,447,269
--------------------------------------------------------------------------------

Communications 2.8%
--------------------------------------------------------------------------------
Telephone/Communications
Nextel Communications, Inc., 9.375%, 11/15/2009      1,245,000         986,663
Nextel Communications, Inc., 9.5%, 2/1/2011            750,000         587,813
Sprint Capital Corp., 7.625%, 1/30/2011              2,000,000       1,976,640
WorldCom, Inc., 8.25%, 5/15/2031                     2,150,000       2,100,679
--------------------------------------------------------------------------------
                                                                     5,651,795
--------------------------------------------------------------------------------

Construction 1.7%
--------------------------------------------------------------------------------
Forest Products 1.0%
Georgia Pacific Corp., 8.125%, 5/15/2011             1,900,000       1,903,211
--------------------------------------------------------------------------------
Home Building 0.7%
Ryland Group, 9.75%, 9/1/2010                        1,340,000       1,410,350
--------------------------------------------------------------------------------

Consumer Discretionary 1.5%
--------------------------------------------------------------------------------
Department & Chain Stores 1.0%
Wal-Mart Stores, Inc., 6.875%, 8/10/2009             2,000,000       2,072,040
--------------------------------------------------------------------------------
Hotels & Casinos 0.5%
Park Place Entertainment, Inc., 8.125%, 5/15/2011    1,000,000         982,500
--------------------------------------------------------------------------------

Consumer Staples 2.3%
--------------------------------------------------------------------------------
Food & Beverage
Delhaize America, Inc., 8.125%, 4/15/2011            1,725,000       1,792,827
Pepsi Bottling Group, Inc., 7%, 3/1/2029               950,000         947,806
Unilever Capital Corp., 7.125%, 11/1/2010            1,800,000       1,864,908
--------------------------------------------------------------------------------
                                                                     4,605,541
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------

Durables 2.3%
--------------------------------------------------------------------------------
Aerospace 1.0%
Northrop Grumman Corp., 7.125%, 2/15/2011            1,950,000       1,929,350
--------------------------------------------------------------------------------
Construction/Agricultural Equipment 1.3%
Lennar Corp., 9.95%, 5/1/2010                        2,450,000       2,633,750
--------------------------------------------------------------------------------

Energy 7.2%
--------------------------------------------------------------------------------
Oil & Gas Production
Anadarko Finance Co., 7.5%, 5/1/2031                 2,000,000       2,033,175
Apache Finance Canada, 7.75%, 12/15/2029             2,000,000       2,107,600
Gulf Canada Resources Ltd., 7.125%, 1/15/2011        2,000,000       2,059,240
Occidental Petroleum, 8.45%, 2/15/2029               1,975,000       2,190,157
Phillips Petroleum Co., 8.75%, 5/25/2010             2,000,000       2,283,640
Unocal Corp., 9.4%, 2/15/2011                        3,000,000       3,537,390
--------------------------------------------------------------------------------
                                                                    14,211,202
--------------------------------------------------------------------------------

Financial 7.8%
--------------------------------------------------------------------------------
Banks 2.7%
Bank United Capital Trust, 10.25%, 12/31/2026        1,500,000       1,335,000
Wells Fargo Bank, 7.55%, 6/21/2010                   3,700,000       3,918,485
--------------------------------------------------------------------------------
                                                                     5,253,485
--------------------------------------------------------------------------------
Consumer Finance 2.8%
Citigroup, Inc., 7.25%, 10/1/2010                    2,500,000       2,595,125
Ford Motor Credit Co., 7.875%, 6/15/2010             1,850,000       1,940,021
General Motors Acceptance Corp., 7.25%, 3/2/2011       975,000         990,054
--------------------------------------------------------------------------------
                                                                     5,525,200
--------------------------------------------------------------------------------
Real Estate 2.3%
ERP Operating LP Note, 7.57%, 8/15/2026              3,000,000       3,122,640
Felcor Lodging LP (REIT), 8.5%, 6/1/2011             1,580,000       1,508,900
--------------------------------------------------------------------------------
                                                                     4,631,540
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------

Manufacturing 0.9%
--------------------------------------------------------------------------------
Containers & Paper
Stora Enso Oyj, 7.375%, 5/15/2011                    1,700,000       1,718,326
--------------------------------------------------------------------------------

Media 6.5%
--------------------------------------------------------------------------------
Broadcasting and Entertainment 1.7%
AT&T Corp.-- Liberty Media Group, 7.875%,
  7/15/2009                                          1,500,000       1,433,730
Paramount Communications, Inc., 7.5%, 7/15/2023      2,000,000       1,903,460
--------------------------------------------------------------------------------
                                                                     3,337,190
--------------------------------------------------------------------------------
Cable Television 4.1%
--------------------------------------------------------------------------------
Adelphia Communications Corp., 10.25%, 6/15/2011     2,000,000       1,970,000
Comcast Cable Communications, 7.125%, 6/15/2013      1,800,000       1,782,756
Cox Communications, Inc., 7.75%, 11/1/2010           2,000,000       2,094,960
Time Warner, Inc., 9.125%, 1/15/2013                 2,000,000       2,289,740
--------------------------------------------------------------------------------
                                                                     8,137,456
--------------------------------------------------------------------------------
Print Media 0.7%
News America Holdings, Inc., 9.25%, 2/1/2013           700,000         787,857
News America, Inc., 7.25%, 5/18/2018                   600,000         551,802
--------------------------------------------------------------------------------
                                                                     1,339,659
--------------------------------------------------------------------------------

Transportation 1.0%
--------------------------------------------------------------------------------
Marine Transportation
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011        2,000,000       1,904,834
--------------------------------------------------------------------------------

Utilities 5.0%
--------------------------------------------------------------------------------
Electric Utilities, 2.1%
AES Corp., 9.375%, 9/15/2010                         2,000,000       2,020,000
Exelon Corp., 6.75%, 5/1/2011                        1,925,000       1,885,095
Exelon Generation Co. LLC, 6.95%, 6/15/2011            150,000         148,989
--------------------------------------------------------------------------------
                                                                     4,054,084
--------------------------------------------------------------------------------
Natural Gas Distributors 2.9%
KeySpan Corp., 7.625%, 11/15/2010                    1,825,000       1,930,504
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                 Principal Amount
                                                        ($)          Value ($)
--------------------------------------------------------------------------------
NiSource Finance Corp., 7.875%, 11/15/2010           1,900,000       1,999,921
Texas Eastern Transmission Corp., 7.3%, 12/1/2010    1,850,000       1,899,691
--------------------------------------------------------------------------------
                                                                     5,830,116
--------------------------------------------------------------------------------
Total Long-Term Bonds (Cost $125,074,183)                          126,060,141
--------------------------------------------------------------------------------
Total Investment Portfolio-- 118.5% (Cost $232,758,498) (a)        234,401,962
--------------------------------------------------------------------------------
Other Assets and Liabilities, Net-- (18.5%)                        (36,643,507)
--------------------------------------------------------------------------------
Net Assets-- 100.0%                                                197,758,455
--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $233,012,191. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $1,389,771. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,271,617 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,881,846.

(b)      Effective maturities will be shorter due to prepayments.

(c)      Mortgage dollar roll

(d)      When-issued or forward delivery pools included.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------
Investments in securities, at value (identified cost $232,758,498)  $ 234,401,962
----------------------------------------------------------------------------------
Cash                                                                           87
----------------------------------------------------------------------------------
Interest receivable                                                     3,159,079
----------------------------------------------------------------------------------
Total assets                                                          237,561,128
----------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------
Payables for investments purchased-- mortgage dollar roll              39,611,730
----------------------------------------------------------------------------------
Accrued management fee                                                     85,118
----------------------------------------------------------------------------------
Other accrued expenses and payables                                       105,825
----------------------------------------------------------------------------------
Total liabilities                                                      39,802,673
----------------------------------------------------------------------------------
Net assets, at value                                              $   197,758,455
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
Net assets consist of:
----------------------------------------------------------------------------------
Undistributed net investment income                                     3,383,847
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments               1,643,464
----------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                  (8,067,258)
----------------------------------------------------------------------------------
Paid-in capital                                                       200,798,402
----------------------------------------------------------------------------------
Net assets, at value                                              $   197,758,455
----------------------------------------------------------------------------------
Net Asset Value per share ($197,758,455 / 10,276,037 shares of common stock outstanding, $.001 par value, 30,000,000 shares
  authorized)                                                     $         19.24
----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       18

----------------------------------------------------------------------------------
 Statement of Operations for the six months ended June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------
Interest                                                          $     7,338,899
----------------------------------------------------------------------------------
Expenses:
Management and investment advisory fee                                    480,077
----------------------------------------------------------------------------------
Services to shareholders                                                   32,084
----------------------------------------------------------------------------------
Custodian fees                                                              6,397
----------------------------------------------------------------------------------
Auditing                                                                   16,719
----------------------------------------------------------------------------------
Legal                                                                      16,554
----------------------------------------------------------------------------------
Directors' fees and expenses                                               35,989
----------------------------------------------------------------------------------
Reports to shareholders                                                    55,885
----------------------------------------------------------------------------------
Other                                                                      21,433
----------------------------------------------------------------------------------
Total expenses                                                            665,138
----------------------------------------------------------------------------------
Net investment income (loss)                                            6,673,761
----------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from investments                                 881,270
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
  investments                                                             137,035
----------------------------------------------------------------------------------
Net gain (loss) on investment transactions                              1,018,305
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $     7,692,066
----------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                 Six Months Ended    Year Ended
                                                   June 30, 2001    December 31,
Increase (Decrease) in Net Assets                   (Unaudited)         2000
----------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $     6,673,761  $    13,918,489
----------------------------------------------------------------------------------
Net realized gain (loss) on investment
  transactions                                           881,270      (5,333,407)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  investment transactions during the period              137,035        9,958,114
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      7,692,066       18,543,196
----------------------------------------------------------------------------------
Dividends to shareholders from net investment
  income                                             (3,391,068)     (13,871,929)
----------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of dividends from net investment
  income                                                 484,159          722,791
----------------------------------------------------------------------------------
Cost of shares repurchased                             (491,464)        (949,645)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
  share transactions                                     (7,305)        (226,854)
----------------------------------------------------------------------------------
Increase (decrease) in net assets                      4,293,693        4,444,413
----------------------------------------------------------------------------------
Net assets at beginning of period                    193,464,762      189,020,349
----------------------------------------------------------------------------------
Net assets at end of period (including
  undistributed net investment income of
  $3,383,847 and $101,154, respectively)         $   197,758,455  $   193,464,762
----------------------------------------------------------------------------------

Other Information
----------------------------------------------------------------------------------
Shares outstanding at beginning of period             10,275,576       10,289,694
----------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  dividends from net investment income                    27,461           44,882
----------------------------------------------------------------------------------
Shares repurchased                                      (27,000)         (59,000)
----------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                       461         (14,118)
----------------------------------------------------------------------------------
Shares outstanding at end of period                   10,276,037       10,275,576
----------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Years Ended December 31,       2001^d,^e  2000    1999     1998    1997    1996
--------------------------------------------------------------------------------
Per Share Operating Performance
----------------------------------------------------------------------------------
Net asset value, beginning of
period                          $18.83   $18.37  $19.93   $20.29  $19.54  $19.94
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Incomea                          .65     1.48    1.49     1.51    1.56    1.53
----------------------------------------------------------------------------------
  Operating expensesa              .01    (.13)   (.14)    (.14)   (.14)   (.15)
----------------------------------------------------------------------------------
  Net investment incomea           .66     1.35    1.35     1.37    1.42    1.38
----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     .08      .46  (1.55)    (.34)     .77   (.38)
----------------------------------------------------------------------------------
  Total from investment
  operations                       .74     1.81   (.20)     1.03    2.19    1.00
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.33)   (1.35)  (1.36)   (1.37)  (1.44)  (1.40)
----------------------------------------------------------------------------------
  Net realized gains on
  investment transactions           --       --      --    (.02)      --      --
----------------------------------------------------------------------------------
  Total distributions            (.33)   (1.35)  (1.36)   (1.39)  (1.44)  (1.40)
----------------------------------------------------------------------------------
Net asset value, end of period  $19.24   $18.83  $18.37   $19.93  $20.29  $19.54
----------------------------------------------------------------------------------
Per share market value, end of
period                          $18.85   $17.38  $15.50   $19.75  $19.50  $17.38
----------------------------------------------------------------------------------
Price range on New York Stock
  Exchange for each share of
  Common Stock outstanding
  during the period (Unaudited):
  High ($)                       18.85    17.38   19.94    20.38   19.94   19.50
----------------------------------------------------------------------------------
  Low ($)                        17.65    15.06   15.06    18.75   17.25   16.75
----------------------------------------------------------------------------------

Total Return
----------------------------------------------------------------------------------
Per share market value (%)      10.45**   21.65  (14.90)    8.74   21.15    4.54
----------------------------------------------------------------------------------
Per share net asset value (%)^b  4.11**   11.21    (.05)    5.46   12.09    6.08
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period
  ($ millions)                     198      193     189      205     207     198
----------------------------------------------------------------------------------
Ratio of expenses (%)             .68*      .69     .70      .70     .71     .76
----------------------------------------------------------------------------------
Ratio of net investment
  income (%)                     6.78*     7.32    7.01     6.83    7.17    7.07
----------------------------------------------------------------------------------
Portfolio turnover rate (%)     136.3^c* 131.1^c   82.2^c   49.8  162.2^c   92.1
----------------------------------------------------------------------------------

^a Based on monthly average shares outstanding during the period.

^b Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value.

^c The portfolio turnover rates including mortgage dollar roll transactions were 360.7%, 335.4%, 208.9% and 218.1%, for the periods ended June 30, 2001,
   December 31, 2000, December 31, 1999 and December 31, 1997, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended June 30, 2001 was to increase net investment income and net realized gains and losses per share by $.004, decrease net unrealized gains and losses per share by $.004, and increase the ratio of net investment income to average net assets from 6.83% to 6.78%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e For the six months ended June 30, 2001 (Unaudited).

*  Annualized

** Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Significant accounting policies are summarized as follows:

Security Valuation. Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost.

Equity Securities which are traded on U.S. or foreign stock exchanges are valued as of the close of regular trading on the New York Stock Exchange at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq") for which there have been sales are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors of the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

At December 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $8,440,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($4,433,000) and December 31, 2008 ($4,007,000), the respective expiration dates, whichever occurs first.

From November 1, 2000 through December 31, 2000, the Fund incurred approximately $224,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles (GAAP) generally accepted in the United States. These differences relate primarily to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts/premiums are accreted/amortized for financial reporting purposes (See Note D).

B. Management and Investment Advisory Fee

Under the Fund's Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Fund agrees to pay the Advisor for services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $150 million; 0.45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.40 of 1% of the value of the net assets of the Fund over $200 million. The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor. For the six months ended June 30, 2001, the fees pursuant to the Agreement amounted to $480,077, equivalent to an effective annualized rate of 0.49% of the Fund's average monthly net assets.

None of the Directors are affiliated with the Advisor. For the six months ended June 30, 2001, Directors' fees and expenses aggregated $35,989.

C. Purchases and Sales of Investments

For the six months ended June 30, 2001, purchases and sales of investment securities (excluding direct U.S. government obligations, short-term investments and mortgage dollar roll transactions) aggregated $125,726,066 and $106,949,101, respectively. Purchases and sales of direct U.S. government obligations aggregated $27,700,570 and $54,465,017, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $252,512,427 and $252,894,860, respectively.

D. Change In Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $100,585 reduction in cost of securities and a corresponding $100,585 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $45,672, increase net unrealized appreciation by $12,863 and increase net realized gains by $32,809. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Dividend Reinvestment and Cash
Purchase Plan
--------------------------------------------------------------------------------

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. Scudder Investments Service Company is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the stockholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund or the Plan Agent upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, or by calling (800) 294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Stockholder Meeting Results
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders (the "Meeting") of Montgomery Street Income Securities, Inc., (the "Company") was held on July 12, 2001, at the office of the Company, 101 California Street, Suite 4100, San Francisco, California. At the Meeting the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. The election of six Directors of the Company to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.
                                            Number of Votes:
                      ----------------------------------------------------------
Directors                     For               Withheld        Broker Non-Votes
--------------------------------------------------------------------------------
John C. Atwater            8,313,427            117,206                0
--------------------------------------------------------------------------------
Richard J. Bradshaw        8,313,608            112,166                0
--------------------------------------------------------------------------------
Maryellie K. Johnson       8,288,232            137,542                0
--------------------------------------------------------------------------------
John T. Packard            8,275,749            150,025                0
--------------------------------------------------------------------------------
Wendell G. Van Auken       8,316,594            109,180                0
--------------------------------------------------------------------------------
James C. Van Horne         8,305,683            120,091                0
--------------------------------------------------------------------------------

2. Approval or disapproval of the continuance of the Management and Investment Advisory Agreement between the Company and Zurich Scudder Investments, Inc.
                                            Number of Votes:
                      ----------------------------------------------------------
         For                Against             Abstain         Broker Non-Votes
--------------------------------------------------------------------------------
      8,276,042              54,845             110,585                0
--------------------------------------------------------------------------------

Directors and Officers
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


DIRECTORS

JOHN C. ATWATER

RICHARD J. BRADSHAW

MARYELLIE K. JOHNSON

JOHN T. PACKARD

WENDELL G. VAN AUKEN

JAMES C. VAN HORNE
  Chairman

OFFICERS

VICTOR L. HYMES
  President

ROBERT S. CESSINE
  Vice President

JUDITH A. HANNAWAY
  Vice President

HARRY E. RESIS
  Vice President

MAUREEN E. KANE
  Vice President and Secretary

KATHRYN L. QUIRK
  Vice President and Assistant Secretary

JOHN R. HEBBLE
  Treasurer

General Information
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Investment                Zurich Scudder Investments, Inc.
Manager                   101 California Street, Suite 4100
                          San Francisco, CA 94111

Transfer Agent            Scudder Investments Service Company
                          P.O. Box 219153
                          Kansas City, MO 64121-9153

Custodian                 State Street Bank and Trust Company
                          225 Franklin Street
                          Boston, MA 02110

Legal Counsel             Howard, Rice, Nemerovski, Canady, Falk & Rabkin
                          Three Embarcadero Center
                          Seventh Floor
                          San Francisco, CA 94111

Independent               Ernst & Young LLP
Auditors                  200 Clarendon Street
                          Boston, MA 02116